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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 30, 1999
                               (AUGUST 25, 1999)

                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


      Kentucky                      0-26032                  61-0902343
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(State or other            (Commission File Number)        (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)


      230 Frederica Street, Owensboro, KY                       42301
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(Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                    ------------------

                                 Not Applicable
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(Former name or former address, if changed since last report)



                     The Current Report consists of 6 pages.
                     The exhibit index is located on page 4.



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Item 5.  Other Events

         On August 25, 1999, Area Bancshares Corporation ("Area") announced the signing of definitive agreements providing for the cash purchase of Peoples Bank of Murray, Murray, Kentucky; Dees Bank of Hazel, Hazel Kentucky; Bank of Lyon County, Eddyville, Kentucky; and Bank of Livingston County, Tiline, Kentucky.

         Area will pay a total of seventy seven million, seven hundred fifty thousand dollars ($77,750,000) for these banking companies. The transaction, which will be accounted for as a purchase transaction, is expected to be consummated during January of 2000, pending shareholder approval, regulatory approval and other customary conditions of closing.

         A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                         Exhibit No.                 Description
                         -----------                 -----------
                            99.1          Press release dated August 25, 1999




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Area Bancshares Corporation

DATE: August 30, 1999                    By:  /s/ John A. Ray
                                             ----------------------------------
                                                  John A. Ray
                                                  Executive Vice President,
                                                  Chief Operating Officer &
                                                  Chief Financial Officer





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                                INDEX TO EXHIBITS



     Exhibit Number              Exhibit Description                   Page
     --------------              -------------------                   ----
     [S]                   [C]                                         [C]
          99.1             Press release dated August 25, 1999           5










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